Exhibit 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 5th day of November, 2001.



                                                     /s/ Clitheroe
                                                     ---------------------------
                                                     Lord Clitheroe

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 5th day of November, 2001.



                                                     /s/  Kenneth T. Derr
                                                     ---------------------------
                                                     Kenneth T. Derr

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 5th day of November, 2001.



                                                     /s/ Charles J. DiBona
                                                     ---------------------------
                                                     Charles J. DiBona

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 5th day of November, 2001.



                                                     /s/ Lawrence S. Eagleburger
                                                     ---------------------------
                                                     Lawrence S. Eagleburger

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 5th day of November, 2001.



                                                     /s/ W. R. Howell
                                                     ---------------------------
                                                     W. R. Howell

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 6th day of November, 2001.



                                                     /s/ Aylwin B. Lewis
                                                     ---------------------------
                                                     Aylwin B. Lewis

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 6th day of November, 2001.



                                                     /s/ J. Landis Martin
                                                     ---------------------------
                                                     J. Landis Martin

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 5th day of November, 2001.



                                                     /s/ Jay A. Precourt
                                                     ---------------------------
                                                     Jay A. Precourt

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 4th day of November, 2001.



                                                     /s/ Debra L. Reed
                                                     ---------------------------
                                                     Debra L. Reed

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 5th day of November, 2001.



                                                     /s/ C. J. Silas
                                                     ---------------------------
                                                     C. J. Silas

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 8th day of November, 2001.



                                                     /s/ Ray L. Hunt
                                                     ---------------------------
                                                     Ray L. Hunt

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations to be sold and offered for sale under the Halliburton Elective Deferral Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
     IN TESTIMONY HEREOF, witness my hand this the 8th day of November, 2001.



                                                     /s/ Robert L. Crandall
                                                     ---------------------------
                                                     Robert L. Crandall